Subsequent Events	12 Months Ended
Oct. 29, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 23. Subsequent Events

On January 26, 2017, the Company announced the pricing of an initial public offering (“IPO”) of shares of its common stock, which began trading on the New York Stock Exchange on January 27, 2017. On February 1, 2017, the Company completed the IPO of 12,500,000 shares of common stock at a price of $22.00 per share. The Company received $275.0 million in gross proceeds from the IPO, or approximately $253.6 million in net proceeds after deducting the underwriting discount and expenses related to the IPO. The net proceeds of the IPO were used to pay down the Company’s existing debt. Immediately prior to closing of the IPO, the Company completed an 80-for-one stock split of its Class A common stock and Class B common stock and reclassified the Class A common stock and Class B common stock into a single class of common stock, which was the same class as the shares sold in the IPO. All share and per share data have been retroactively restated for all periods presented to give effect to this stock split.

Except for the IPO described above, the Company evaluated subsequent events through December 23, 2016, the date on which the financial statements were available to be issued.